Exhibit 99.1
ZoomInfo Announces Second Quarter 2022 Financial Results

GAAP Revenue of $267.1 million Grows 54% year-over-year
GAAP Operating Margin of 15% and Adjusted Operating Income Margin of 40%
Cash Flow from Operations of $106.2 million and Unlevered Free Cash Flow of $108.3 million

Vancouver, WA, August 1, 2022 - ZoomInfo, (NASDAQ: ZI) a global leader in modern go-to-market software, data, and intelligence, today announced its financial results for the second quarter ended June 30, 2022.

“Customers of all sizes and industries are leveraging ZoomInfo data, insights, automation, and workflows to drive a more efficient go-to-market motion, which is critical in any economic environment,” said Henry Schuck, ZoomInfo Founder and CEO. “Our platform strategy is resonating with customers, and we delivered another record quarter, combining strong revenue growth, profitability, and free cash flow.”

Second Quarter 2022 Financial and Other Recent Highlights -

Financial Highlights:
•Revenue of $267.1 million, an increase of 54% year-over-year.
•Operating income of $39.5 million and Adjusted Operating Income of $106.9 million.
•GAAP operating income margin of 15% and Adjusted Operating Income Margin of 40%.
•Cash flow from operations of $106.2 million and Unlevered Free Cash Flow of $108.3 million.

Business and Operating Highlights:
•Earned the International Organization for Standardization (ISO) 27701 privacy certification, further strengthening ZoomInfo’s commitment to data security and privacy. ZoomInfo has met the rigorous qualifications of ISO 27701, a privacy extension to the international information security management standard, ISO/IEC 27001, which the company attained in 2020. ISO 27701 provides the requirements and guidance for companies to establish, implement, maintain, and continually improve their Privacy Information Management System.
•Expanded our offering by adding Pipeline management and Forecasting within Chorus.ai. This allows us to expand our footprint and value proposition throughout Account Executive, Account Management, and Customer Success teams. Momentum Signals allow our customers to identify deals that need attention by flagging risks like negative buyer sentiment, issues discussed on calls, slow follow-ups or simply not having the right buyers engaged - all things you would miss unless you sit on every call.
•Integrated the SalesOS experience so customers can engage their prospects through emails, calls, or advanced sales automation with 1-click, without ever leaving the platform.
•Signed the United Nations Global Compact (UNGC), the world’s largest corporate sustainability initiative. By participating in the UNGC, ZoomInfo has committed to aligning its strategy, culture, and operations in support of the Ten Principles on human rights, labor, environment, and anti-corruption. ZoomInfo is one of the first 500 U.S.-based companies to sign the UNGC.
•Closed the quarter with more than 30,000 customers and with 1,763 customers with $100,000 or greater in annual contract value.

Q2 2022 Financial Highlights (Unaudited)
($ in millions, except per share amounts)

	GAAP Quarterly Results	Change YoY		Non-GAAP Quarterly Results	Change YoY

Revenue	$267.1	54%

Operating Income	$39.5	(3)%	Adjusted Operating Income	$106.9	41%

Operating Income Margin	15%		Adjusted Operating Income Margin	40%

Net Income Per Share (Diluted)	$0.04		Adjusted Net Income per share (Diluted)	$0.21

Cash Flow from Operating Activities	$106.2	20%	Unlevered Free Cash Flow	$108.3	18%

The Company uses a variety of operational and financial metrics, including non-GAAP financial measures, to evaluate its performance and financial condition. The accompanying financial data includes additional information regarding these metrics and a reconciliation of non-GAAP financial information for historical periods to the most directly comparable GAAP financial measure. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Business Outlook:

Based on information available as of August 1, 2022, ZoomInfo is providing guidance for the third quarter and full year 2022 as follows:

	Q3 2022	Prior FY 2022	FY 2022
GAAP Revenue	$277 - $279 million	$1.06 - $1.07 billion	$1.08 - $1.09 billion
Non-GAAP Adjusted Operating Income	$111 - $113 million	$418 - $424 million	$433 - $437 million
Non-GAAP Adjusted Net Income per share	$0.19 - $0.20	$0.75 - $0.77	$0.78 - $0.80
Non-GAAP Unlevered Free Cash Flow	Not Guided	$435 - $445 million	$438 - $446 million
Weighted Average Shares Outstanding	412 million	411 million	411 million

Conference Call and Webcast Information:

ZoomInfo will host a conference call today, August 1, 2022, to review its results at 4:30 p.m. Eastern Time, 1:30 p.m. Pacific Time. To participate in the live conference call via telephone, please register here. Upon registering, a dial-in number and unique PIN will be provided to join the conference call.

The call will also be webcast live on the Company’s investor relations website at https://ir.zoominfo.com/, where related presentation materials will be posted prior to the conference call. Following the conference call, an archived webcast of the call will be available for one year on ZoomInfo’s Investor Relations website.

Non-GAAP Financial Measures and Other Metrics:

To supplement our consolidated financial statements presented in accordance with GAAP, this press release contains non-GAAP financial measures, including Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Income, Adjusted Net Income Per Share, and Unlevered Free Cash Flow. We believe these non-GAAP measures are useful to investors in evaluating our operating performance because they eliminate certain items that affect period-over-period comparability and provide consistency with past financial performance and additional information about our underlying results and trends by excluding certain items that may not be indicative of our business, results of operations, or outlook.
Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures, but rather as supplemental information to our business results. This information should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items or events being adjusted. In addition, other companies may use different measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided at the end of this press release for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. We do not provide a quantitative reconciliation of the forward-looking non-GAAP financial measures included in this press release to the most directly comparable GAAP measures due to the high variability and difficulty to predict certain items excluded from these non-GAAP financial measures; in particular, the effects of stock-based compensation expense, taxes and amounts under the exchange tax receivable agreement, deferred tax assets and deferred tax liabilities, and restructuring and transaction expenses. We expect the variability of these excluded items may have a significant, and potentially unpredictable, impact on our future GAAP financial results.

We define Adjusted Operating Income as income from operations plus (i) impact of fair value adjustments to acquired unearned revenue, (ii) amortization of acquired technology and other acquired intangibles, (iii) equity-based compensation expense, (iv) restructuring and transaction-related expenses, and (v) integration costs and acquisition-related compensation. We define Adjusted Operating Income Margin as Adjusted Operating Income divided by the sum of revenue and the impact of fair value adjustments to acquired unearned revenue.

We define Adjusted Net Income as Adjusted Operating Income less (i) interest expense, net (ii) other (income) expense, net, excluding TRA liability remeasurement expense (benefit) and (iii) income tax expense (benefit) including incremental tax effects of adjustments to arrive at Adjusted Operating Income and current tax benefits related to the TRA. We define Adjusted Net Income Per Share as Adjusted Net Income divided by diluted weighted average shares outstanding.

We define Unlevered Free Cash Flow as net cash provided from operating activities less (i) purchases of property and equipment and other assets, plus (ii) cash interest expense, (iii) cash payments related to restructuring and transaction-related expenses, and (iv) cash payments related to integration costs and acquisition-related compensation. Unlevered Free Cash Flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Cautionary Statement Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Any statements in this press release regarding future revenue, earnings, margins, financial performance, cash flow, liquidity or results of operations (including, but not limited to, the guidance provided under “Business Outlook”), and any other statements that are not historical facts are forward-looking statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results could differ materially from those expressed or implied by our forward-looking statements.
Factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, among other things: future economic, competitive, and regulatory conditions, the COVID-19 pandemic, the successful integration of acquired businesses, and future decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments, or other strategic transactions we may make. Each forward-looking statement contained in this presentation speaks only as of the date of this presentation, and we undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.
About ZoomInfo
ZoomInfo (NASDAQ: ZI) is a leader in modern go-to-market software, data, and intelligence for more than 30,000 companies worldwide. ZoomInfo’s revenue operating system, RevOS, empowers business-to-business sales, marketing, and recruiting professionals to hit their number by pairing best-in-class technology with unrivaled data coverage, accuracy, and depth of company and contact information. With integrations embedded into workflows and technology stacks, including the leading CRM, Sales Engagement, Marketing Automation, and Talent Management applications, ZoomInfo drives more predictable, accelerated, and sustainable growth for its customers. ZoomInfo emphasizes GDPR and CCPA compliance. In addition to creating the industry’s first proactive notice program, the company is a registered data broker with the states of California and Vermont. Read about ZoomInfo’s commitment to compliance, privacy, and security. For more information about ZoomInfo’s leading go-to-market software, data, and intelligence, and how they help sales, marketing, and recruiting professionals, please visit www.zoominfo.com.

Website Disclosure
ZoomInfo intends to use its website as a distribution channel of material company information. Financial and other important information regarding the Company is routinely posted on and accessible through the Company’s website at https://ir.zoominfo.com/. Accordingly, you should monitor the investor relations portion of our website at https://ir.zoominfo.com/ in addition to following our press releases, SEC filings, and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about ZoomInfo when you enroll your email address by visiting the “Email Alerts” section of our investor relations page at https://ir.zoominfo.com/.

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Investor Contact:
Jeremiah Sisitsky
VP of Investor Relations
617-826-2068
IR@zoominfo.com

Media Contact:
Steve Vittorioso
Director, Communications
PR@zoominfo.com

ZoomInfo Technologies Inc.
Condensed Consolidated Balance Sheets
(in millions, except share data)

	June 30,	December 31,
	2022	2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$352.7	$308.3
Short-term investments	12.9	18.4
Accounts receivable, net	161.9	187.0
Prepaid expenses and other current assets	45.3	27.1
Income tax receivable	6.0	4.9
Total current assets	578.8	545.7

Restricted cash, non-current	5.8	5.8
Property and equipment, net	47.8	41.7
Operating lease right-of-use assets, net	60.1	59.8
Intangible assets, net	431.4	431.0
Goodwill	1,695.8	1,575.1
Deferred tax assets	4,083.4	4,116.0
Deferred costs and other assets, net of current portion	105.4	77.8
Total assets	$7,008.5	$6,852.9

Liabilities and Permanent Equity
Current liabilities:
Accounts payable	$19.9	$15.9
Accrued expenses and other current liabilities	84.5	103.3
Unearned revenue, current portion	410.1	361.5
Income taxes payable	7.7	8.4
Current portion of tax receivable agreements liability	5.4	10.4
Current portion of operating lease liabilities	8.2	8.1
Total current liabilities	535.8	507.6

Unearned revenue, net of current portion	1.7	2.7
Tax receivable agreements liability, net of current portion	3,046.8	3,046.0
Operating lease liabilities, net of current portion	61.4	61.5
Long-term debt, net of current portion	1,234.3	1,232.9
Deferred tax liabilities	1.8	1.5
Other long-term liabilities	2.8	2.8
Total liabilities	4,884.6	4,855.0

Commitments and Contingencies

Permanent Equity:
Class A common stock, par value $0.01	4.0	4.0
Additional paid-in capital	1,954.1	1,871.6
Accumulated other comprehensive income (loss)	30.9	9.5
Retained Earnings	134.9	112.8
Total equity	2,123.9	1,997.9

Total liabilities and permanent equity	$7,008.5	$6,852.9

ZoomInfo Technologies Inc.
Consolidated Statements of Operations
(in millions, except per share amounts; unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Revenue	$267.1	$174.0	$508.8	$327.3

Cost of service:
Cost of service(1)	34.7	23.5	67.5	44.9
Amortization of acquired technology	12.3	6.8	23.5	13.5
Gross profit	220.1	143.7	417.8	268.9

Operating expenses:
Sales and marketing(1)	95.2	49.9	179.3	98.7
Research and development(1)	49.5	24.0	95.1	44.4
General and administrative(1)	29.2	21.9	57.0	40.7
Amortization of other acquired intangibles	5.6	4.8	10.9	9.6
Restructuring and transaction-related expenses	1.1	2.2	3.6	6.6
Total operating expenses	180.6	102.8	345.9	200.0
Income (loss) from operations	39.5	40.9	71.9	68.9

Interest expense, net	11.7	10.1	23.5	16.6
Loss on debt modification and extinguishment	—	—	—	5.9
Other (income) expense, net	1.4	0.1	2.8	(0.1)
Income (loss) before income taxes	26.4	30.7	45.6	46.5
Income tax expense (benefit)	10.5	6.2	23.5	55.9
Net income (loss)	15.9	24.5	22.1	(9.4)
Less: Net income (loss) attributable to noncontrolling interests	—	15.2	—	(21.9)
Net income (loss) attributable to ZoomInfo Technologies Inc.	$15.9	$9.3	$22.1	$12.5

Net income (loss) per share of Class A and Class C common stock:
Basic	$0.04	$0.05	$0.06	$0.07
Diluted	$0.04	$0.05	$0.05	$0.07
(1)Amounts include equity-based compensation expense, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of service	$5.0	$3.2	$9.6	$6.7
Sales and marketing	20.4	7.2	36.5	15.6
Research and development	15.3	3.2	30.9	5.8
General and administrative	6.3	3.5	12.5	7.1
Total equity-based compensation expense	$47.0	$17.1	$89.5	$35.2

ZoomInfo Technologies Inc.
Consolidated Statements of Cash Flows
(in millions; unaudited)
	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net income (loss)	$22.1	$(9.4)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	42.5	30.6
Amortization of debt discounts and issuance costs	1.5	1.0
Amortization of deferred commissions costs	30.0	18.5
Asset impairments	—	2.7
Loss on debt modification and extinguishment	—	5.9
Deferred consideration valuation adjustments	—	0.2
Equity-based compensation expense	89.5	35.2
Deferred income taxes	18.5	48.1
Tax receivable agreement remeasurement	0.9	—
Provision for bad debt expense	0.6	2.1
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	26.8	7.8
Prepaid expenses and other current assets	(3.6)	(3.6)
Deferred costs and other assets, net of current portion	(38.5)	(22.1)
Income tax receivable	(1.2)	1.5
Accounts payable	4.0	12.1
Accrued expenses and other liabilities	(22.7)	(2.3)
Unearned revenue	40.8	53.3
Net cash provided by (used in) operating activities	211.2	181.6

Cash flows from investing activities:
Purchases of short-term investments	(15.2)	(119.8)
Maturities of short-term investments	20.6	41.5
Proceeds from sales of short-term investments	—	42.1
Purchases of property and equipment and other assets	(14.8)	(11.0)
Cash paid for acquisitions, net of cash acquired	(143.6)	(31.8)
Net cash provided by (used in) investing activities	(153.0)	(79.0)

Cash flows from financing activities:
Payments of deferred consideration	(1.1)	(9.4)
Proceeds from debt	—	350.0
Repayment of debt	—	(356.4)
Payments of debt issuance and modification costs	(0.4)	(5.8)
Proceeds from exercise of stock options	0.6	0.8
Taxes paid related to net share settlement of equity awards	(7.6)	(2.9)
Payments of equity issuance costs	(0.3)	—
Tax receivable agreement payments	(5.0)	—
Tax distributions	—	(15.3)
Net cash provided by (used in) financing activities	(13.8)	(39.0)

Net increase (decrease) in cash, cash equivalents, and restricted cash	44.4	63.6
Cash, cash equivalents, and restricted cash at beginning of period	314.1	271.0
Cash, cash equivalents, and restricted cash at end of period	$358.5	$334.6
Cash, cash equivalents, and restricted cash at end of period:
Cash and cash equivalents	352.7	332.9
Restricted cash, current	—	—
Restricted cash, non-current	5.8	1.7
Total cash, cash equivalents, and restricted cash	$358.5	$334.6

Supplemental disclosures of cash flow information
Interest paid in cash	$25.6	$12.3
Cash paid for taxes	$6.8	$4.3

Supplemental disclosures of non-cash investing and financing activities:
Deferred variable consideration from acquisition of a business	$1.1	$—
Property and equipment included in accounts payable and accrued expenses and other current liabilities	$1.3	$2.3

ZoomInfo Technologies Inc.
Reconciliation of GAAP Operating Cash Flow to Unlevered Free Cash Flow
($ in millions; unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Cash flow from operations	$106.2	$88.6	$211.2	$181.6
Purchases of property and equipment and other assets	(8.2)	(6.3)	(14.8)	(11.0)
Interest paid in cash	6.1	5.5	25.6	12.3
Restructuring and transaction-related expenses paid in cash	1.4	2.7	9.4	3.8
Integration costs and acquisition-related compensation paid in cash	2.8	1.3	2.8	2.6
Unlevered Free Cash Flow	$108.3	$91.8	$234.2	$189.3

ZoomInfo Technologies Inc.
Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income and Income (Loss) From Operations to Adjusted Operating Income
(in millions, except per share amounts; unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income (loss)	$15.9	$24.5	$22.1	$(9.4)
Add (less): Expense (benefit) from income taxes	10.5	6.2	23.5	55.9
Add: Interest expense, net	11.7	10.1	23.5	16.6
Add: Loss on debt modification and extinguishment	—	—	—	5.9
Add (less): Other expense (income), net	1.4	0.1	2.8	(0.1)
Income (loss) from operations	39.5	40.9	71.9	68.9
Add: Impact of fair value adjustments to acquired unearned revenue	0.6	0.4	1.7	1.1
Add: Amortization of acquired technology	12.3	6.8	23.5	13.5
Add: Amortization of other acquired intangibles	5.6	4.8	10.9	9.6
Add: Equity-based compensation	47.0	17.1	89.5	35.2
Add: Restructuring and transaction-related expenses	1.1	2.2	3.6	6.6
Add: Integration costs and acquisition-related expenses	0.8	3.5	1.4	6.9
Adjusted Operating Income	106.9	75.8	202.5	141.9
Less: Interest expense, net	(11.7)	(10.1)	(23.5)	(16.6)
Less (add): Other expense (income), net, excluding TRA liability remeasurement (benefit) expense	(1.4)	(0.1)	(1.9)	0.1
Add (less): Benefit (expense) from income taxes	(10.5)	(6.2)	(23.5)	(55.9)
Less: Tax impacts of adjustments to net income (loss)	0.8	(2.9)	4.3	37.7
Adjusted Net Income	$84.1	$56.4	$157.9	$107.1

Shares for Adjusted Net Income Per Share(1)	410	404	409	404
Adjusted Net Income Per Share	$0.21	$0.14	$0.39	$0.27
___________________________________________
1.Diluted earnings per share is computed by giving effect to all potential weighted average Class A common stock, Class C common stock, and any securities that are convertible into Class A common stock, including options and restricted stock units. The dilutive effect of outstanding awards and convertible securities is reflected in diluted earnings per share by application of the treasury stock method, excluding deemed repurchases assuming proceeds from unrecognized compensation as required by GAAP. Shares and grants issued in conjunction with the IPO were assumed to be issued at the beginning of the period.

	Three Months Ended June 30,		Six Months Ended June 30,
($ in millions)	2022	2021	2022	2021
Adjusted Operating Income	$106.9	$75.8	$202.5	$141.9

Revenue	267.1	174.0	508.8	327.3
Impact of fair value adjustments to acquired unearned revenue	0.6	0.4	1.7	1.1
Revenue for adjusted operating margin calculation	$267.7	$174.4	$510.5	$328.4
Adjusted Operating Income Margin	40%	43%	40%	43%